Exhibit 99.1

                                              Form 3 Joint Filer Information

1. Name: AmTrust Financial Services, Inc.
     (a) Address: 59 Maiden Lane, 6th Floor New York, New York 10038 (b) Designated Filer: AmTrust International Insurance Ltd. (c) Issuer & Ticker
     Symbol: AVP, INC. (AVPI.OB) (d) Date of Event Requiring Statement:
     06-09-2006 (e) Signature:
                              AmTrust Financial Services, Inc.
                              By: /s/ Barry Zyskind
                              Name : Barry Zyskind
                              Title: President and CEO
2.   Name: AmTrust Financial Group, Inc.
     (a) Address: 59 Maiden Lane, 6th Floor New York, New York 1003] (b) Designated Filer: AmTrust International Insurance Ltd. (c) Issuer & Ticker
     Symbol: AVP, INC. (AVPI.OB) (d) Date of Event Requiring Statement:
     06-09-2006 (e) Signature:
                              AmTrust Financial Group, Inc.
                              By: /s/ Barry Zyskind
                              Name : Barry Zyskind
                              Title: President
3. Name: G/MK Acquisition Corp.
     (a) Address: 59 Maiden Lane, 6th Floor New York, New York 10038] (b) Designated Filer: AmTrust International Insurance Ltd. (c) Issuer & Ticker
     Symbol: AVP, INC. (AVPI.OB) (d) Date of Event Requiring Statement:
     06-09-2006 (e) Signature:
                             G/MK Acquisition Corp.
                             By:/s/ George Karfunkel
                             Name : George Karfunkel
                             Title: President
4.   Name: Gulf USA Corporation
     (a) Address: 59 Maiden Lane, 6th Floor New York, New York 10038 (b) Designated Filer: AmTrust International Insurance Ltd. (c) Issuer & Ticker
     Symbol: AVP, INC. (AVPI.OB) (d) Date of Event Requiring Statement:
     06-09-2006 (e) Signature:
                              Gulf USA Corporation
                              By: /s/ Michael Karfunkel
                              Name : Michael Karfunkel
                              Title: President
5. Name: New Gulf Holdings, Inc.
     (a) Address: 59 Maiden Lane, 6th Floor New York, New York 10038 (b) Designated Filer: AmTrust International Insurance Ltd. (c) Issuer & Ticker
     Symbol: AVP, INC. (AVPI.OB) (d) Date of Event Requiring Statement:
     06-09-2006 (e) Signature:
                             New Gulf Holding, Inc.
                             By:/s/ Michael Karfunkel
                             Name : Michael Karfunkel
                             Title: President
6. Name: Michael Karfunkel 2005 Grantor Retained Annuity Trust (a) Address: 59 Maiden Lane, 6th Floor New York, New York 10038 (b) Designated Filer:
     AmTrust International Insurance Ltd. (c) Issuer & Ticker Symbol: AVP, INC. (AVPI.OB) (d) Date of Event Requiring Statement: 06-09-2006 (e) Signature:
                  Michael Karfunkel 2005 Grantor Retained Annuity Trust
                              By: /s/ Michael Karfunkel
                                 /s/ Leah Karfunkel
                              Names : Michael Karfunkel
                                      Leah Karfunkel
                              Title: Sole Trustees

7.   Name: Michael Karfunkel
     (a) Address: 59 Maiden Lane, 6th Floor New York, New York 10038 (b) Designated Filer: AmTrust International Insurance Ltd. (c) Issuer & Ticker
     Symbol: AVP, INC. (AVPI.OB) (d) Date of Event Requiring Statement:
     06-09-2006 (e) Signature: Michael Karfunkel
8.   Name: Leah Karfunkel
     (a) Address: 59 Maiden Lane, 6th Floor New York, New York 10038 (b) Designated Filer: AmTrust International Insurance Ltd. (c) Issuer & Ticker
     Symbol: AVP, INC. (AVPI.OB) (d) Date of Event Requiring Statement:
     06-09-2006 (e) Signature: Leah Karfunkel
9.   Name: George Karfunkel
     (a) Address: 59 Maiden Lane, 6th Floor New York, New York 10038 (b) Designated Filer: AmTrust International Insurance Ltd. (c) Issuer & Ticker
     Symbol: AVP, INC. (AVPI.OB) (d) Date of Event Requiring Statement:
     06-09-2006 (e) Signature: George Karfunkel
10.  Name: Barry Zyskind
     (a) Address: 59 Maiden Lane, 6th Floor New York, New York 10038 (b) Designated Filer: AmTrust International Insurance Ltd. (c) Issuer & Ticker
     Symbol: AVP, INC. (AVPI.OB) (d) Date of Event Requiring Statement:
     06-09-2006 (e) Signature: Barry Zyskind